Quarterly Holdings Report
for
Fidelity® SAI International Credit Fund
September 30, 2024

Offered exclusively to certain clients of the Adviser, or its affiliates, including Strategic Advisers LLC (Strategic Advisers) - not available for sale to the general public. Fidelity® SAI is a product name of Fidelity® funds dedicated to certain programs affiliated with Strategic Advisers.
ICR-NPRT3-1124
1.9908918.101
Foreign Government and Government Agency Obligations - 7.8%
		Principal Amount (a)	Value ($)
CANADA - 2.1%
Canadian Government 2.75% 6/1/2033	CAD	780,000	569,769
Canadian Government 3% 6/1/2034	CAD	4,575,000	3,394,370
Canadian Government 3.25% 12/1/2033	CAD	6,200,000	4,700,049
TOTAL CANADA			8,664,188
GERMANY - 2.9%
German Federal Republic 2.5% 7/4/2044 (b)	EUR	6,900,000	7,718,417
German Federal Republic 3.25% 7/4/2042 (b)(c)	EUR	3,250,000	4,034,025
TOTAL GERMANY			11,752,442
JAPAN - 2.8%
Japan Government 0.005% 2/1/2025	JPY	1,050,850,000	7,310,216
Japan Government 0.5% 12/20/2024	JPY	285,850,000	1,990,797
Japan Government 2.1% 3/20/2025	JPY	303,300,000	2,129,948
TOTAL JAPAN			11,430,961
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $30,067,800)			31,847,591

Non-Convertible Corporate Bonds - 56.7%
		Principal Amount (a)	Value ($)
AUSTRALIA - 1.5%
Communication Services - 0.6%
Diversified Telecommunication Services - 0.6%
Telstra Group Ltd 3.5% 9/3/2036 (b)	EUR	2,000,000	2,261,297
Financials - 0.9%
Financial Services - 0.4%
Leighton Fin USA Pty Ltd 1.5% 5/28/2029 (b)	EUR	1,719,000	1,705,337
Insurance - 0.5%
QBE Insurance Group Ltd 2.5% 9/13/2038 (b)(d)	GBP	1,529,000	1,812,774
QBE Insurance Group Ltd 6.75% 12/2/2044 (b)(d)		298,000	298,000
			2,110,774
TOTAL FINANCIALS			3,816,111

TOTAL AUSTRALIA			6,077,408
BELGIUM - 0.7%
Financials - 0.7%
Banks - 0.7%
KBC Group NV 6.324% 9/21/2034 (d)(e)		2,725,000	2,968,952
CZECH REPUBLIC - 0.6%
Real Estate - 0.6%
Real Estate Management & Development - 0.6%
CPI Property Group SA 6% 1/27/2032 (b)	EUR	1,300,000	1,394,638
CPI Property Group SA 7% 5/7/2029 (b)	EUR	950,000	1,095,351

TOTAL CZECH REPUBLIC			2,489,989
DENMARK - 2.0%
Consumer Staples - 0.2%
Tobacco - 0.2%
Scandinavian Tobacco Group A/S 4.875% 9/12/2029 (b)	EUR	550,000	621,219
Financials - 1.8%
Banks - 1.8%
Danske Bank A/S 3.875% 1/9/2032 (b)(d)	EUR	4,915,000	5,617,129
Jyske Bank A/S 5% 10/26/2028 (b)(d)	EUR	810,000	945,775
Jyske Bank A/S 5.125% 5/1/2035 (b)(d)	EUR	773,000	905,877
			7,468,781
TOTAL DENMARK			8,090,000
FINLAND - 0.6%
Financials - 0.6%
Banks - 0.6%
Nordea Bank Abp 4.125% 5/5/2028 (b)	EUR	2,090,000	2,420,915
FRANCE - 4.6%
Consumer Discretionary - 0.2%
Automobiles - 0.2%
RCI Banque SA 5.5% 10/9/2034 (b)(d)	EUR	800,000	909,576
Financials - 2.6%
Banks - 2.6%
BNP Paribas SA 2.159% 9/15/2029 (d)(e)		2,555,000	2,328,311
BNP Paribas SA 2.5% 3/31/2032 (b)(d)	EUR	1,700,000	1,835,297
BNP Paribas SA 4.125% 5/24/2033 (b)	EUR	1,000,000	1,191,280
BPCE SA 5.716% 1/18/2030 (d)(e)		1,050,000	1,084,441
Societe Generale SA 4.75% 11/24/2025 (e)		255,000	253,351
Societe Generale SA 6.691% 1/10/2034 (d)(e)		3,470,000	3,757,625
			10,450,305
Utilities - 1.8%
Electric Utilities - 0.8%
Electricite de France SA 4.75% 10/12/2034 (b)	EUR	2,000,000	2,423,377
Electricite de France SA 5.5% 1/25/2035 (b)	GBP	700,000	916,058
			3,339,435
Multi-Utilities - 1.0%
Engie SA 3.875% 3/6/2036 (b)	EUR	1,600,000	1,823,796
Engie SA 4.25% 9/6/2034 (b)	EUR	1,900,000	2,234,966
			4,058,762
TOTAL FRANCE			18,758,078
GERMANY - 6.8%
Consumer Discretionary - 1.1%
Automobile Components - 1.1%
Robert Bosch GmbH 4.375% 6/2/2043 (b)	EUR	700,000	806,711
Schaeffler AG 4.75% 8/14/2029 (b)	EUR	1,800,000	2,013,088
ZF Europe Finance BV 2% 2/23/2026 (b)	EUR	900,000	969,185
ZF Finance GmbH 2% 5/6/2027 (b)	EUR	700,000	724,816
			4,513,800
Financials - 1.3%
Banks - 0.4%
Commerzbank AG 4.875% 10/16/2034 (b)(d)	EUR	700,000	802,771
Commerzbank AG 8.625% 2/28/2033 (b)(d)	GBP	800,000	1,156,545
			1,959,316
Capital Markets - 0.9%
Deutsche Bank AG 3.25% 5/24/2028 (b)(d)	EUR	100,000	111,389
Deutsche Bank AG 4.5% 7/12/2035 (b)(d)	EUR	900,000	1,036,390
Deutsche Bank AG 6.125% 12/12/2030 (b)(d)	GBP	1,700,000	2,334,886
			3,482,665
TOTAL FINANCIALS			5,441,981

Health Care - 1.5%
Pharmaceuticals - 1.5%
Bayer AG 4.625% 5/26/2033 (b)	EUR	940,000	1,111,763
Bayer US Finance LLC 6.375% 11/21/2030 (e)		1,750,000	1,873,565
Bayer US Finance LLC 6.5% 11/21/2033 (e)		2,755,000	2,981,861
			5,967,189
Real Estate - 0.8%
Real Estate Management & Development - 0.8%
Aroundtown SA 3% 10/16/2029 (b)	GBP	200,000	229,254
Aroundtown SA 3.625% 4/10/2031 (b)	GBP	1,630,000	1,842,281
Sirius Real Estate Ltd 1.125% 6/22/2026 (b)	EUR	1,300,000	1,388,247
			3,459,782
Utilities - 2.1%
Electric Utilities - 1.1%
Amprion GmbH 3.125% 8/27/2030 (b)	EUR	600,000	667,837
Amprion GmbH 3.625% 5/21/2031 (b)	EUR	500,000	570,375
EnBW Energie Baden-Wuerttemberg AG 1.375% 8/31/2081 (b)(d)	EUR	2,200,000	2,198,466
EnBW International Finance BV 3.5% 7/22/2031 (b)	EUR	750,000	852,099
			4,288,777
Independent Power and Renewable Electricity Producers - 0.7%
RWE Finance US LLC 5.875% 4/16/2034 (e)		2,866,000	2,996,463
Multi-Utilities - 0.3%
E.ON SE 3.375% 1/15/2031 (b)	EUR	1,105,000	1,250,445
TOTAL UTILITIES			8,535,685

TOTAL GERMANY			27,918,437
HONG KONG - 0.4%
Financials - 0.4%
Insurance - 0.4%
Prudential Funding Asia PLC 2.95% 11/3/2033 (b)(d)		1,828,000	1,692,783
IRELAND - 1.8%
Financials - 1.8%
Banks - 1.8%
AIB Group PLC 2.25% 4/4/2028 (b)(d)	EUR	3,392,000	3,703,057
AIB Group PLC 5.25% 10/23/2031 (b)(d)	EUR	1,830,000	2,236,065
AIB Group PLC 6.608% 9/13/2029 (d)(e)		204,000	218,249
Bank of Ireland Group PLC 5.601% 3/20/2030 (d)(e)		1,352,000	1,399,799

TOTAL IRELAND			7,557,170
ITALY - 0.9%
Financials - 0.5%
Banks - 0.5%
Intesa Sanpaolo SpA 6.625% 6/20/2033 (e)		1,820,000	1,989,348
Utilities - 0.4%
Electric Utilities - 0.4%
Enel Finance International NV 5.5% 6/26/2034 (e)		1,150,000	1,194,912
Enel SpA 3.375% (b)(d)(f)	EUR	600,000	657,872
			1,852,784
TOTAL ITALY			3,842,132
LUXEMBOURG - 3.3%
Financials - 0.4%
Financial Services - 0.4%
CBRE Global Investors Open-Ended Funds SCA SICAV-SIF-Pan European Core Fund 4.75% 3/27/2034 (b)	EUR	1,045,000	1,225,075
Titanium 2l Bondco Sarl 6.25% 1/14/2031 pay-in-kind	EUR	859,900	268,015
			1,493,090
Real Estate - 2.9%
Industrial REITs - 0.1%
Prologis International Funding II SA 4.375% 7/1/2036 (b)	EUR	500,000	579,129
Real Estate Management & Development - 2.8%
Blackstone Property Partners Europe Holdings Sarl 1% 5/4/2028 (b)	EUR	5,434,000	5,510,872
Blackstone Property Partners Europe Holdings Sarl 1.75% 3/12/2029 (b)	EUR	1,422,000	1,454,330
Logicor Financing Sarl 1.625% 1/17/2030 (b)	EUR	600,000	595,284
Logicor Financing Sarl 2% 1/17/2034 (b)	EUR	2,925,000	2,734,456
P3 Group Sarl 4% 4/19/2032 (b)	EUR	1,000,000	1,112,081
			11,407,023
TOTAL LUXEMBOURG			13,479,242
MEXICO - 0.7%
Energy - 0.7%
Oil, Gas & Consumable Fuels - 0.7%
Petroleos Mexicanos 5.95% 1/28/2031		3,405,000	2,938,175
MULTI-NATIONAL - 0.1%
Financials - 0.1%
Banks - 0.1%
European Investment Bank 3% 11/15/2028 (b)	EUR	500,000	571,576
NETHERLANDS - 4.8%
Communication Services - 0.5%
Diversified Telecommunication Services - 0.2%
Koninklijke KPN NV 3.875% 2/16/2036 (b)	EUR	900,000	1,024,677
Entertainment - 0.3%
Universal Music Group NV 4% 6/13/2031 (b)	EUR	1,000,000	1,170,203
TOTAL COMMUNICATION SERVICES			2,194,880

Consumer Staples - 0.5%
Consumer Staples Distribution & Retail - 0.5%
REWE International Finance BV 4.875% 9/13/2030 (b)	EUR	1,700,000	2,025,384
Financials - 3.5%
Banks - 2.5%
ABN AMRO Bank NV 3.875% 1/15/2032 (b)	EUR	1,600,000	1,836,332
Cooperatieve Rabobank UA 3.822% 7/26/2034 (b)	EUR	300,000	345,117
Cooperatieve Rabobank UA 4% 1/10/2030 (b)	EUR	1,300,000	1,513,560
ING Groep NV 4.5% 5/23/2029 (b)(d)	EUR	1,400,000	1,628,747
ING Groep NV 4.75% 5/23/2034 (b)(d)	EUR	3,800,000	4,614,898
			9,938,654
Insurance - 1.0%
Argentum Netherlands BV 5.625% 8/15/2052 (b)(d)		3,590,000	3,641,337
Argentum Netherlands BV 5.75% 8/15/2050 (b)(d)		382,000	382,344
			4,023,681
TOTAL FINANCIALS			13,962,335

Industrials - 0.3%
Transportation Infrastructure - 0.3%
Royal Schiphol Group NV 3.375% 9/17/2036 (b)	EUR	1,250,000	1,386,503
TOTAL NETHERLANDS			19,569,102
NORWAY - 0.3%
Financials - 0.3%
Banks - 0.3%
DNB Bank ASA 0.25% 2/23/2029 (b)(d)	EUR	1,010,000	1,024,468
POLAND - 0.5%
Real Estate - 0.5%
Real Estate Management & Development - 0.5%
GTC Aurora Luxembourg SA 2.25% 6/23/2026 (b)	EUR	2,018,000	2,029,251
PORTUGAL - 0.3%
Financials - 0.3%
Insurance - 0.3%
Fidelidade - Co De Seguros SA/Portugal 4.25% 9/4/2031 (b)(d)	EUR	1,300,000	1,425,895
SPAIN - 2.2%
Financials - 1.5%
Banks - 1.5%
Banco Bilbao Vizcaya Argentaria SA 6.033% 3/13/2035 (d)		1,600,000	1,696,883
CaixaBank SA 3.625% 9/19/2032 (b)(d)	EUR	4,000,000	4,482,433
			6,179,316
Health Care - 0.7%
Health Care Equipment & Supplies - 0.7%
Werfen SA/Spain 4.625% 6/6/2028 (b)	EUR	2,300,000	2,668,436
TOTAL SPAIN			8,847,752
SWEDEN - 1.1%
Real Estate - 1.1%
Real Estate Management & Development - 1.1%
Heimstaden AB 4.375% 3/6/2027 (b)	EUR	2,000,000	1,940,243
Samhallsbyggnadsbolaget i Norden AB 2.25% 8/12/2027 (b)(g)	EUR	2,715,000	2,476,471

TOTAL SWEDEN			4,416,714
SWITZERLAND - 2.7%
Financials - 2.7%
Capital Markets - 2.1%
UBS Group AG 2.125% 11/15/2029 (b)(d)	GBP	728,000	871,450
UBS Group AG 4.125% 6/9/2033 (b)(d)	EUR	3,820,000	4,431,941
UBS Group AG 4.75% 3/17/2032 (b)(d)	EUR	2,870,000	3,436,320
			8,739,711
Insurance - 0.6%
Zurich Finance Ireland Designated Activity Co 3.5% 5/2/2052 (b)(d)		2,615,000	2,321,652
TOTAL SWITZERLAND			11,061,363
UNITED KINGDOM - 17.8%
Communication Services - 0.2%
Wireless Telecommunication Services - 0.2%
Vodafone Group PLC 4.875% 10/3/2078 (b)(d)	GBP	525,000	695,188
Consumer Discretionary - 1.8%
Broadline Retail - 0.7%
John Lewis PLC 4.25% 12/18/2034 (b)	GBP	250,000	261,491
John Lewis PLC 6.125% 1/21/2025	GBP	2,031,000	2,717,485
			2,978,976
Hotels, Restaurants & Leisure - 0.4%
Compass Group PLC 3.25% 9/16/2033 (b)	EUR	1,350,000	1,501,398
Whitbread Group PLC 2.375% 5/31/2027 (b)	GBP	235,000	292,259
			1,793,657
Household Durables - 0.7%
Berkeley Group PLC/The 2.5% 8/11/2031 (b)	GBP	2,607,000	2,782,592
TOTAL CONSUMER DISCRETIONARY			7,555,225

Consumer Staples - 2.1%
Consumer Staples Distribution & Retail - 0.1%
Tesco Corporate Treasury Services PLC 2.75% 4/27/2030 (b)	GBP	500,000	600,124
Household Products - 0.3%
Reckitt Benckiser Treasury Services PLC 3.875% 9/14/2033 (b)	EUR	1,240,000	1,425,250
Tobacco - 1.7%
BAT Capital Corp 2.125% 8/15/2025 (b)	GBP	101,000	131,486
BAT Capital Corp 5.834% 2/20/2031		272,000	288,518
BAT International Finance PLC 4.125% 4/12/2032 (b)	EUR	1,995,000	2,247,537
Imperial Brands Finance Netherlands BV 5.25% 2/15/2031 (b)	EUR	1,495,000	1,784,586
Imperial Brands Finance PLC 4.875% 6/7/2032 (b)	GBP	1,495,000	1,914,024
			6,366,151
TOTAL CONSUMER STAPLES			8,391,525

Financials - 8.9%
Banks - 8.3%
Barclays PLC 5.262% 1/29/2034 (b)(d)	EUR	3,880,000	4,776,268
Barclays PLC 8.407% 11/14/2032 (b)(d)	GBP	945,000	1,349,545
HSBC Holdings PLC 4.787% 3/10/2032 (b)(d)	EUR	1,495,000	1,794,779
HSBC Holdings PLC 4.856% 5/23/2033 (b)(d)	EUR	1,630,000	1,974,921
HSBC Holdings PLC 6.254% 3/9/2034 (d)		1,200,000	1,310,880
HSBC Holdings PLC 6.8% 9/14/2031 (d)	GBP	1,300,000	1,880,822
HSBC Holdings PLC 7.39% 11/3/2028 (d)		460,000	497,995
HSBC Holdings PLC 8.201% 11/16/2034 (b)(d)	GBP	485,000	713,849
Lloyds Banking Group PLC 1.985% 12/15/2031 (d)	GBP	1,172,000	1,464,057
Lloyds Banking Group PLC 4.5% 1/11/2029 (b)(d)	EUR	2,015,000	2,349,203
Lloyds Banking Group PLC 4.75% 9/21/2031 (b)(d)	EUR	3,535,000	4,231,915
NatWest Group PLC 2.105% 11/28/2031 (b)(d)	GBP	2,314,000	2,900,891
NatWest Group PLC 4.771% 2/16/2029 (b)(d)	EUR	2,410,000	2,821,389
NatWest Group PLC 7.416% 6/6/2033 (b)(d)	GBP	1,455,000	2,050,575
Santander UK Group Holdings PLC 3.625% 1/14/2026 (b)	GBP	550,000	724,653
Virgin Money UK PLC 7.625% 8/23/2029 (b)(d)	GBP	2,095,000	3,051,670
			33,893,412
Insurance - 0.6%
Admiral Group PLC 8.5% 1/6/2034 (b)	GBP	1,595,000	2,413,891
TOTAL FINANCIALS			36,307,303

Industrials - 1.6%
Ground Transportation - 0.8%
Mobico Group PLC 4.875% 9/26/2031 (b)	EUR	2,825,000	3,097,404
Trading Companies & Distributors - 0.2%
Travis Perkins PLC 3.75% 2/17/2026 (b)	GBP	900,000	1,160,780
Transportation Infrastructure - 0.6%
Heathrow Funding Ltd 6% 3/5/2032 (b)	GBP	1,700,000	2,287,095
TOTAL INDUSTRIALS			6,545,279

Real Estate - 0.4%
Office REITs - 0.2%
Great Portland Estates PLC 5.375% 9/25/2031 (b)	GBP	600,000	797,219
Real Estate Management & Development - 0.2%
Tritax EuroBox PLC 0.95% 6/2/2026 (b)	EUR	765,000	818,400
TOTAL REAL ESTATE			1,615,619

Utilities - 2.8%
Electric Utilities - 0.9%
NGG Finance PLC 2.125% 9/5/2082 (b)(d)	EUR	2,006,000	2,121,263
Scottish Hydro Electric Transmission PLC 3.375% 9/4/2032 (b)	EUR	1,350,000	1,516,848
			3,638,111
Water Utilities - 1.9%
Anglian Water Osprey Financing PLC 2% 7/31/2028 (b)	GBP	715,000	751,544
Anglian Water Services Financing PLC 5.875% 6/20/2031 (b)	GBP	565,000	763,374
Anglian Water Services Financing PLC 6.25% 9/12/2044 (b)	GBP	1,075,000	1,435,503
Anglian Water Services Financing PLC 6.293% 7/30/2030 (b)	GBP	555,000	766,958
Severn Trent Utilities Finance PLC 4.625% 11/30/2034 (b)	GBP	1,265,000	1,586,011
Southern Water Services Finance Ltd 1.625% 3/30/2027 (b)	GBP	345,000	381,429
Southern Water Services Finance Ltd 2.375% 5/28/2028 (b)	GBP	865,000	927,959
SW Finance I PLC 7.375% 12/12/2041 (b)	GBP	891,000	1,053,958
			7,666,736
TOTAL UTILITIES			11,304,847

TOTAL UNITED KINGDOM			72,414,986
UNITED STATES - 3.0%
Communication Services - 0.6%
Diversified Telecommunication Services - 0.2%
Verizon Communications Inc 3.75% 2/28/2036	EUR	775,000	879,189
Media - 0.4%
Warnermedia Holdings Inc 4.693% 5/17/2033	EUR	1,350,000	1,495,418
TOTAL COMMUNICATION SERVICES			2,374,607

Financials - 1.5%
Banks - 0.3%
JPMorgan Chase & Co 3.761% 3/21/2034 (b)(d)	EUR	900,000	1,028,833
Capital Markets - 0.6%
Blackstone Private Credit Fund 4.875% 4/14/2026 (b)	GBP	1,069,000	1,404,539
Morgan Stanley 3.955% 3/21/2035 (d)	EUR	950,000	1,087,411
			2,491,950
Consumer Finance - 0.6%
Ford Motor Credit Co LLC 4.445% 2/14/2030	EUR	850,000	959,350
Ford Motor Credit Co LLC 6.86% 6/5/2026	GBP	1,000,000	1,361,855
			2,321,205
TOTAL FINANCIALS			5,841,988

Industrials - 0.2%
Building Products - 0.2%
Carrier Global Corp 4.5% 11/29/2032	EUR	800,000	959,282
Real Estate - 0.1%
Diversified REITs - 0.1%
WP Carey Inc 4.25% 7/23/2032	EUR	300,000	344,063
Utilities - 0.6%
Electric Utilities - 0.6%
Duke Energy Corp 3.85% 6/15/2034	EUR	1,238,000	1,385,097
Southern Co/The 1.875% 9/15/2081 (d)	EUR	1,211,000	1,243,553
			2,628,650
TOTAL UNITED STATES			12,148,590
TOTAL NON-CONVERTIBLE CORPORATE BONDS (Cost $214,861,669)			231,742,978

Preferred Securities - 4.6%
		Principal Amount (a)	Value ($)
CZECH REPUBLIC - 0.4%
Real Estate - 0.4%
Real Estate Management & Development - 0.4%
CPI Property Group SA 3.75% (b)(d)(f)	EUR	1,740,000	1,573,972
FINLAND - 0.2%
Real Estate - 0.2%
Real Estate Management & Development - 0.2%
Citycon Oyj 7.875% (b)(d)(f)	EUR	637,000	664,418
GERMANY - 1.7%
Consumer Discretionary - 0.8%
Automobiles - 0.8%
Volkswagen International Finance NV 3.748% (b)(d)(f)	EUR	100,000	109,905
Volkswagen International Finance NV 3.875% (b)(d)(f)	EUR	3,300,000	3,458,272
			3,568,177
Real Estate - 0.9%
Real Estate Management & Development - 0.9%
Aroundtown Finance Sarl 7.875% (d)(f)		250,000	229,724
Aroundtown SA 3.375% (b)(d)(f)	EUR	2,700,000	2,543,163
Grand City Properties SA 1.5% (b)(d)(f)	EUR	800,000	801,354
			3,574,241
TOTAL GERMANY			7,142,418
IRELAND - 0.3%
Financials - 0.1%
Banks - 0.1%
AIB Group PLC 6.25% (b)(d)(f)	EUR	410,000	468,523
Industrials - 0.2%
Trading Companies & Distributors - 0.2%
AerCap Holdings NV 5.875% 10/10/2079 (d)		718,000	738,040
TOTAL IRELAND			1,206,563
SWEDEN - 0.7%
Real Estate - 0.7%
Real Estate Management & Development - 0.7%
Heimstaden Bostad AB 3.248% (b)(d)(f)	EUR	275,000	286,181
Heimstaden Bostad AB 3.625% (b)(d)(f)	EUR	2,155,000	2,175,460
Samhallsbyggnadsbolaget i Norden AB 2.624% (b)(d)(f)(h)	EUR	647,000	345,700

TOTAL SWEDEN			2,807,341
SWITZERLAND - 0.0%
Financials - 0.0%
Capital Markets - 0.0%
Credit Suisse Group AG Claim 5 year USD Swap Index + 4.598%, 0% (b)(d)(f)(h)(i)		611,000	61,099
UBS Group AG 7% (b)(d)(f)		250,000	261,305

TOTAL SWITZERLAND			322,404
UNITED KINGDOM - 1.3%
Consumer Staples - 1.0%
Tobacco - 1.0%
British American Tobacco PLC 3% (b)(d)(f)	EUR	3,367,000	3,740,223
Financials - 0.1%
Banks - 0.1%
Barclays PLC 7.125% (d)(f)	GBP	425,000	569,952
Industrials - 0.1%
Ground Transportation - 0.1%
Mobico Group PLC 4.25% (b)(d)(f)	GBP	340,000	424,205
Utilities - 0.1%
Electric Utilities - 0.1%
SSE PLC 3.74% (b)(d)(f)	GBP	337,000	447,968
TOTAL UNITED KINGDOM			5,182,348
TOTAL PREFERRED SECURITIES (Cost $14,218,068)			18,899,464

U.S. Treasury Obligations - 26.5%
	Yield (%) (j)	Principal Amount (a)	Value ($)
US Treasury Bonds 1.125% 8/15/2040	4.51	700,000	458,472
US Treasury Bonds 2.25% 5/15/2041	4.12 to 4.83	16,900,000	13,098,160
US Treasury Bonds 3.25% 5/15/2042	4.15	580,200	515,834
US Treasury Bonds 4% 11/15/2042 (k)	3.89 to 4.17	6,000,000	5,904,375
US Treasury Bonds 4.125% 8/15/2044	4.14 to 4.21	1,425,000	1,413,867
US Treasury Bonds 4.5% 2/15/2044	4.44 to 4.83	6,500,000	6,782,344
US Treasury Bonds 4.625% 5/15/2044	4.42 to 4.72	2,620,000	2,776,791
US Treasury Bonds 6.25% 5/15/2030 (c)	3.41 to 4.46	18,050,000	20,467,713
US Treasury Notes 1% 7/31/2028 (c)	4.19	15,000,000	13,623,047
US Treasury Notes 3.5% 2/15/2033	4.32	200,000	196,516
US Treasury Notes 3.625% 9/30/2031	3.66	500,000	499,063
US Treasury Notes 3.75% 12/31/2028	4.03	700,000	704,703
US Treasury Notes 3.75% 12/31/2030	4.07	1,600,000	1,609,438
US Treasury Notes 3.75% 8/31/2031	3.64	3,300,000	3,317,531
US Treasury Notes 4% 2/15/2034	4.19 to 4.50	3,500,000	3,560,156
US Treasury Notes 4.125% 7/31/2031	3.59 to 3.97	1,200,000	1,233,762
US Treasury Notes 4.25% 2/28/2029	4.19 to 4.30	6,420,000	6,598,305
US Treasury Notes 4.375% 11/30/2028	3.89 to 3.91	3,700,000	3,813,313
US Treasury Notes 4.5% 11/15/2033	3.94 to 4.14	4,250,000	4,488,232
US Treasury Notes 4.625% 4/30/2029	4.40 to 4.72	12,350,000	12,896,102
US Treasury Notes 4.625% 9/30/2028	4.60	4,000,000	4,155,312
TOTAL U.S. TREASURY OBLIGATIONS (Cost $105,780,209)			108,113,036

Money Market Funds - 4.4%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (l) (Cost $18,047,391)	4.89	18,043,782	18,047,391

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $382,975,137)	408,650,460
NET OTHER ASSETS (LIABILITIES) - 0.0%	21,769
NET ASSETS - 100.0%	408,672,229

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Interest Rate Contracts
ASX 10 Year Treasury Bond Index Contracts (Australia)	42	Dec 2024	3,379,764	(18,027)	(18,027)
CBOT 2-Year U.S. Treasury Note Contracts (United States)	34	Dec 2024	7,080,234	14,285	14,285
TME 10 Year Canadian Note Contracts (Canada)	39	Dec 2024	3,604,858	19,865	19,865

TOTAL PURCHASED					16,123

Sold

Interest Rate Contracts
ICE Long Gilt Contracts (United Kingdom)	31	Dec 2024	4,079,476	51,160	51,160

TOTAL FUTURES CONTRACTS					67,283
The notional amount of futures purchased as a percentage of Net Assets is 3.4%
The notional amount of futures sold as a percentage of Net Assets is 1.0%

Forward Foreign Currency Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation) ($)

USD	8,680,489	CAD	11,855,000	Bank of America, N.A.	10/03/24	(85,301)
USD	8,712,339	CAD	11,721,000	BNP Paribas S.A.	12/05/24	31,714
USD	274,285	CAD	370,000	BNP Paribas S.A.	12/05/24	262
USD	167,643,205	EUR	151,651,000	Bank of America, N.A.	10/03/24	(1,174,844)
USD	207,039	EUR	186,000	Citibank, N.A.	10/03/24	(16)
USD	508,159	EUR	459,000	BNP Paribas S.A.	10/03/24	(2,800)
USD	839,870	EUR	757,000	BNP Paribas S.A.	10/03/24	(2,824)
USD	358,702	EUR	323,000	BNP Paribas S.A.	10/03/24	(862)
USD	1,607,812	EUR	1,446,000	Bank of America, N.A.	10/03/24	(1,877)
USD	1,525,407	EUR	1,366,000	Bank of America, N.A.	10/03/24	4,774
USD	173,623,827	EUR	154,891,000	Citibank, N.A.	12/05/24	754,906
USD	2,169,226	EUR	1,939,000	BNP Paribas S.A.	12/05/24	5,170
USD	52,430,744	GBP	40,466,000	State Street Bank and Trust Co	10/03/24	(1,670,246)
USD	725,940	GBP	556,000	JPMorgan Chase Bank, N.A.	10/03/24	(17,404)
USD	753,762	GBP	563,000	Bank of America, N.A.	10/03/24	1,060
USD	53,049,064	GBP	39,601,000	Goldman Sachs Bank USA	12/05/24	110,363
USD	11,316,211	JPY	1,644,500,000	Brown Brothers Harriman & Co	10/03/24	(127,548)
USD	11,593,264	JPY	1,643,450,000	Bank of America, N.A.	12/05/24	58,659
CAD	11,831,000	USD	8,781,000	BNP Paribas S.A.	10/03/24	(32,956)
EUR	2,360,000	USD	2,635,018	BNP Paribas S.A.	10/03/24	(7,864)
EUR	153,819,000	USD	172,000,406	Citibank, N.A.	10/03/24	(768,938)
EUR	700,000	USD	781,132	BNP Paribas S.A.	10/02/24	(1,927)
GBP	2,314,000	USD	3,043,274	JPMorgan Chase Bank, N.A.	10/03/24	50,426
GBP	39,213,000	USD	52,537,577	Goldman Sachs Bank USA	10/03/24	(111,785)
JPY	1,644,500,000	USD	11,505,329	Bank of America, N.A.	10/03/24	(61,571)

TOTAL FORWARD FOREIGN CURRENCY CONTRACTS						(3,051,429)
Unrealized Appreciation						1,017,334
Unrealized Depreciation						(4,068,763)

Credit Default Swaps
Underlying Reference	Maturity Date	Clearinghouse / Counterparty	Fixed Payment Received/ (Paid)	Payment Frequency	Notional Amount(1)		Value ($)	Upfront Premium Received/ (Paid) ($)	Unrealized Appreciation/ (Depreciation) ($)
Buy Protection
BMW Finance NV	Dec 2029	BNP Paribas SA	(1%)	Quarterly	EUR	5,300,000	(109,894)	109,292	(602)
Heidelberg Materials AG	Dec 2029	BNP Paribas SA	(5%)	Quarterly	EUR	2,420,000	(544,343)	538,115	(6,228)
Generali	Dec 2029	BNP Paribas SA	(1%)	Quarterly	EUR	2,200,000	21,387	(25,496)	(4,109)
Intesa Sanpaolo SpA	Dec 2029	JPMorgan Chase Bank NA	(1%)	Quarterly	EUR	2,240,000	53,316	(53,250)	66
AXA SA	Dec 2029	BNP Paribas SA	(1%)	Quarterly	EUR	3,300,000	(20,664)	22,443	1,779
Societe Generale France	Dec 2029	BNP Paribas SA	(1%)	Quarterly	EUR	2,200,000	63,306	(63,272)	34
UniCredit SpA	Dec 2029	Goldman Sachs Bank USA	(1%)	Quarterly	EUR	1,850,000	44,266	(45,439)	(1,173)

TOTAL CREDIT DEFAULT SWAPS							(492,626)	482,393	(10,233)

(1)Notional amount is stated in U.S. Dollars unless otherwise noted.

Currency Abbreviations
CAD	-	Canadian Dollar
EUR	-	European Monetary Unit (Euro)
GBP	-	United Kingdom Pound
JPY	-	Japanese Yen
USD	-	United States Dollar

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)
Security is exempt from registration under Regulation S of the Securities Act of 1933 and may be resold to qualified foreign investors outside of the United States. At the end of the period, the value of securities amounted to $215,032,243 or 52.4% of net assets.

(c)
Security or a portion of the security has been segregated as collateral for open forward foreign currency contracts and bi-lateral over the counter (OTC) swaps. At period end, the value of securities pledged amounted to $4,741,639.

(d)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(e)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $23,046,877 or 5.7% of net assets.

(f)	Security is perpetual in nature with no stated maturity date.
(g)	Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.
(h)	Non-income producing - Security is in default.
(i)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(j)	Yield represents either the annualized yield at the date of purchase, or the stated coupon rate, or, for floating and adjustable rate securities, the rate at period end.
(k)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $427,083.
(l)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund	12,171,582	100,223,289	94,347,630	633,762	150	-	18,047,391	0.0%
Total	12,171,582	100,223,289	94,347,630	633,762	150	-	18,047,391

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. Treasury Obligations, Foreign Government and Government Agency Obligations, Non-Convertible Corporate Bonds and Preferred Securities are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. For foreign debt securities, when significant market or security specific events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Swaps are marked-to-market daily based on valuations from third party pricing services, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as interest rate curves, credit spread curves, default possibilities and recovery rates. When independent prices are unavailable or unreliable, swaps may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

The U.S. dollar value of forward foreign currency contracts is determined using currency exchange rates supplied by a pricing service and are categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Credit Risk - Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign Exchange Risk - Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Interest Rate Risk - Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund.

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net the amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. The Fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to these contracts may be mitigated by the protection provided by the exchange on which they trade. Counterparty credit risk related to centrally cleared swaps may be mitigated by the protection provided by the clearinghouse.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Forward Foreign Currency Contracts: Forward foreign currency contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into.

The Fund used forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to manage exposure to certain foreign currencies.

Open forward foreign currency contracts at period end are presented in the Schedule of Investments under the caption "Forward Foreign Currency Contracts." The contract amount and unrealized appreciation (depreciation) reflects each contract's exposure to the underlying currency at period end.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

Swaps: A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount.

A bi-lateral OTC swap is a transaction between a fund and a dealer counterparty where cash flows are exchanged between the two parties for the life of the swap.

Credit Default Swaps: Credit default swaps enable the Fund to buy or sell protection against specified credit events on a single-name issuer or a traded credit index. Under the terms of a credit default swap the buyer of protection (buyer) receives credit protection in exchange for making periodic payments to the seller of protection (seller) based on a fixed percentage applied to a notional principal amount. In return for these payments, the seller will be required to make a payment upon the occurrence of one or more specified credit events. The Fund enters into credit default swaps as a seller to gain credit exposure to an issuer and/or as a buyer to obtain a measure of protection against defaults of an issuer. Periodic payments are made over the life of the contract by the buyer provided that no credit event occurs. For credit default swaps on most corporate and sovereign issuers, credit events include bankruptcy, failure to pay or repudiation/moratorium. For credit default swaps on corporate or sovereign issuers, the obligation that may be put to the seller is not limited to the specific reference obligation described in the Schedule of Investments. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down. For credit default swaps on asset-backed securities, the reference obligation described represents the security that may be put to the seller. For credit default swaps on a traded credit index, a specified credit event may affect all or individual underlying securities included in the index. Typically, the value of each credit default swap and credit rating disclosed for each reference obligation in the Schedule of Investments, where the Fund is the seller, can be used as measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. In addition to these measures, FMR monitors a variety of factors including cash flow assumptions, market activity and market sentiment as part of its ongoing process of assessing payment/ performance risk.

Open swaps at period end are included in the Schedule of Investments under the caption Credit Default Swaps, Interest Rate Swaps and/or Total Return Swaps, as applicable.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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